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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 12, 2002

CPB INC.
(Exact name of registrant as specified in its charter)

Hawaii (State or other jurisdiction of incorporation or organization)	0-10777 (Commission File Number)	99-0212597 (I.R.S. Employer Identification No.)
220 South King Street, Honolulu, Hawaii (Address of principal executive offices)		96813 (Zip Code)
(808)544-0500 (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

        On December 12, 2002, CPB Inc. (the "Company") issued a Press Release announcing its intention to transfer the Company's common stock listing from the Nasdaq Stock Market to the New York Stock Exchange on December 31, 2002. A copy of the Press Release is set forth in Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)
  Exhibits

  99.1
  Press Release dated December 12, 2002

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPB INC. (Registrant)

Date: December 12, 2002	/s/ CLINT ARNOLDUS Clint Arnoldus Chairman, President and Chief Executive Officer

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES